UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, DC 20549

FORM 8-K

CURRENT REPORT Pursuant
to Section 13 or 15(d) of the
Securities Exchange Act of 1934

Date of report (Date of earliest event reported): February 27, 2014

Kaman Corporation
(Exact Name of Registrant as Specified in Its Charter)

Connecticut
(State or Other Jurisdiction of Incorporation)

001-35419	06-0613548
(Commission File Number)	(IRS Employer Identification No.)

1332 Blue Hills Avenue, Bloomfield, Connecticut	06002
(Address of Principal Executive Offices)	(Zip Code)

(860) 243-7100
(Registrant's Telephone Number, Including Area Code)

Not Applicable
(Former Name or Former Address, if Changed Since Last Report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 2.02.    Results of Operations and Financial Condition

On February 27, 2014, the Company issued a press release summarizing the Company's financial results for the fiscal quarter and year ended December 31, 2013. A copy of this press release is furnished as Exhibit 99.1 hereto and is incorporated herein by reference.

A conference call has been scheduled for tomorrow, February 28, 2014, at 8:00 AM ET. Listeners may access the call live by telephone at (877) 546-5019 and from outside the U.S. at (857) 244-7551 (passcode: 45219647); or, via the Internet at www.kaman.com. A replay will also be available two hours after the call that can be accessed at (888) 286-8010 or (617) 801-6888 using the passcode: 84624979.

Item 9.01.    Financial Statements and Exhibits

(c)    Exhibits

The following document is furnished as an Exhibit pursuant to Item 2.02 hereof:

Exhibit 99.1 - Press Release of the Company, dated February 27, 2014, regarding financial performance for the quarter and year ended December 31, 2013.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

KAMAN CORPORATION

By:	/s/ Shawn G. Lisle
Shawn G. Lisle
Senior Vice President and
General Counsel

Date: February 27, 2014

KAMAN CORPORATION AND SUBSIDIARIES

Index to Exhibits

Exhibit	Description

99.1	Press release dated February 27, 2014	Attached